SALESTACTIX, INC. (F/K/A AGE RESEARCH, INC.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2003

ASSETS	"AGER"	"NBD"	"PROSP"	"SALES"	Adjustments		Pro Forma
Cash	$ 27	$ 36,120	$ -	$ 870	20,424	(9)	$ 57,441

Accounts receivable	1,070	-	-	-			1,070

Intercompany receivable		5,467	-	-	(5,467)	(1)	-

Other current assets		746	-	-			746
Total current assets	1,097	42,333	-	870			59,257

Property and equipment, net	-	-	-	1,680	56,600	(4)	58,280

Intangible assets, net	-	-	83,333	-	5,969,706	(4)	14,047,947
					5,597,450	(7)
					2,397,458	(8)
Other Assets	-	1,579	-	-	6,000,000	(2)	1,579
					26,306	(3)
					(6,026,306)	(4)
					5,600,000	(5)
					(2,550)	(6)
					(5,597,450)	(7)
					2,400,000	(8)
					(2,400,000)	(9)

TOTAL ASSETS	$ 1,097	$ 43,912	$ 83,333	$ 2,550			$ 14,167,063

LIABILITIES AND
SHAREHOLDERS' DEFICIT
Accounts payable and accrued expenses	$ 12,221	$ 14,273	$ 13,986	$ -	17,882	(9)	$ 58,362

Deferred revenue	-	17,550	47,175	-			64,725

Intercompany payable	-	-	5,467	-	(5,467)	(1)	-

Notes payable to officers	14,800	48,100	7,000	-			69,900
Total current liabilities	27,021	79,923	73,628	-			192,987

Shareholders' capital	935,023	5,000	125,000	2,000	6,000,000	(2)	14,935,023
					(130,000)	(3)
					5,600,000	(5)
					(2,000)	(6)
					2,400,000	(8)
Accumulated deficit	(960,947)	(41,011)	(115,295)	550	156,306	(3)	(960,947)
					(550)	(6)

TOTAL LIABILITIES AND
STOCKHOLDERS' DEFICIT	$ 1,097	$ 43,912	$ 83,333	$ 2,550			$ 14,167,063

SALESTACTIX, INC. (F/K/A AGE RESEARCH, INC.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

DECEMBER 31, 2003

	"AGER"	"NBD"	"PROS"	"SALES"	Adjustments		Pro Forma

Revenues	$ 6,796	$ 602,626	$ 46,107	$ 87,266			$ 742,795

Cost and expenses:
Cost of revenues	885	309,787	37,517	2,200			350,389
Amortization of intangible assets	-	-	41,667	-	2,792,923	(12)	2,834,590
Selling, general and administrative	144,541	331,577	81,187	25,238			582,543
	145,426	641,364	160,371	27,438			3,767,522

Operating (loss)	(138,630)	(38,738)	(114,264)	59,828			(3,024,727)

Other income (expenses)	(628)	(1,473)	(230)	(557)			(2,888)

(Loss) before income taxes	(139,258)	(40,211)	(114,494)	59,271			(3,027,615)

Income taxes(11)	800	800	800	-			2,400

Net (loss)	$ (140,058)	$ (41,011)	$ (115,294)	$ 59,271			$ (3,025,215)

Net (loss) per share-basic and diluted	$ (0.06)	$ (8.20)	$ (0.01)	$ 59.27			$ (0.90)

Weighted average number of shares (10)	2,181,218	5,000	10,000,000	1,000	1,166,667		3,347,885

SALESTACTIX, INC. (F/K/A AGE RESEARCH, INC.)

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNADUITED)

DECEMBER 31, 2003

NOTE 1 - BASIS OF PRESENTATION

On June 20, 2004, SalesTactix, Inc. (F/k/a Age Research, Inc., "STCX" or "SALESTACTIX") acquired all outstanding shares of NBD Marketing, Inc. ("NBD") in exchange for 7,500,000 shares of STCX common stock Prior to, and in connection with, the NBD transaction, NBD acquired all of the issued and outstanding shares of ProspectWorks, Inc. ("PROSPECTWORKS") in exchange for 340 shares of NBD common stock. As a result of these transactions, NBD became a wholly-owned subsidiary of SALESTACTIX, and PROSPECTWORKS became its indirect, wholly-owned subsidiary.

On June 21, 2004, SALESTACTIX acquired all outstanding shares of SalesWare, Inc. ("SALESWARE") in exchange for 7,000,000 shares of STCX common stock.

On June 22, 2004, SALESTACTIX acquired certain assets and liabilities, including customer contracts and intellectual property of CRM SalesWare, Inc. ("CRM") through its acquisition subsidiary, xSellsys, Inc. ("XSELLSYS"). XSELLSYS acquired certain assets and liabilities of CRM in exchange for the issuance of 1,000 shares of its common stock, constituting 100% of its issued and outstanding shares, to CRM SalesWare. Shortly thereafter, the SALESTACTIX acquired all of the outstanding shares of XSELLSYS for 3,000,000 shares of its common stock to CRM, the sole shareholder of XSELLSYS, in exchange for all of the outstanding shares of XSELLSYS. CRM intends to distribute the shares of the STCX common stock it acquired to its shareholders.

The accompanying unaudited pro forma combined condensed balance sheet is presented as if the acquisitions occurred on December 31, 2003. The unaudited pro forma and combined statement of operations is presented as if the acquisitions had occurred on January 1, 2003. All material adjustments to reflect the acquisitions are set forth in the column "Pro Forma Adjustments."

The pro forma data is for informational purposes only and may not necessarily reflect future results of operations or financial position or what the results of operations or financial position would have been had STCX, NBD, PROSPECTSWORKS, SALESWARE and CRM been operating as combined entities for the period presented. The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements, including notes thereto, of STCX, NBD, PROSPECTSWORKS, SALESWARE and CRM included in our Form 10-KSB for the year ended December 31, 2003, and with the historical financial statements of NBD, PROSPECTWORKS, SALESWARE AND CRM included elsewhere in this Form 8-K.

In accordance with the rules and regulations of the SEC, unaudited financial statements may omit or condense information and disclosures normally required for a complete set of financial statements prepared in accordance with generally accepted accounting principles. However, management believes that the notes to the financial statements contain disclosures adequate to make the information presented not misleading.

The pro forma financial statements are prepared in conformity with generally accepted accounting principles, which require management to make estimates that affect the reported amounts of assets, liabilities, revenues and expenses, and the disclosure of contingent assets and liabilities. Actual results could differ from these estimates.

The unaudited pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the combined company

The pro forma financial statements have been prepared on the basis of assumptions relating to the allocation of the consideration paid to the acquired assets and liabilities of NBD, PROSPECTWORKS, SALESWARE and CRM, based on management's best estimates.

NOTE 1 - BASIS OF PRESENTATION (Continued)

Following is a summary of the preliminary estimate of the total purchase price for the NBD, PROSPECTWORKS, SALESWARE AND CRM acquisitions (in thousands, as of December 31, 2003):

NBD and PROSPECTWORKS

Value of 7,500,000 shares of STCX common stock issued	$ 6,000
Liabilities assumed	148

Total purchase price	$ 6,148

SALESWARE

Value of 7,000,000 shares of STCX common stock issued	$ 5,600
Liabilities assumed	-

Total purchase price	$ 5,600

XSELLSYS and CRM

Value of 3,000,000 shares of STCX common stock issued	$ 2,400
Liabilities assumed	18

Total purchase price	$ 2,418

Management is in the process of obtaining a final allocation of the purchase price. Based upon the preliminary estimate of fair market values of the assets acquired, the purchase price was allocated for the NBD and PROSPECTSWORKS, SALESWARE, AND CRM acquisitions as follows (in thousands, as of December 31, 2003):

NOTE 1 - BASIS OF PRESENTATION (Continued)

	NBD and PROSPECTWORKS	SALESWARE	CRM SALESWARE	TOTAL
Current assets	$ 38	$ 1	$ 20	$ 59
Property and equipment	57	2	0	59
Identified intangible assets	6,053	5,597	2,398	14,048
	$ 6,148	$ 5,600	$ 2,418	$ 14,166

Set forth in the table below is a list of the intangible assets, by category, the preliminary value attributable to, and the amortization period applicable to, each such category. The allocation of the purchase price to specific assets is based upon independent valuations of long-lived assets acquired.

	(In thousands)	Est. Useful (lives)
Software Development	$ 83	3 years
Completed Technology	8,368	5 years
Acquired contract	5,597	5 years
	$ 14,048

NOTE 2 - PRO FORMA ADJUSTMENTS

The following pro forma adjustments have been made to the historical financial statements of the combined company based upon assumptions made by management for the purpose of preparing the unaudited pro forma condensed consolidated statement of operations and the pro forma condensed consolidated balance sheet.

  To eliminate intercompany transactions.

  To record the issuance of 7,500,000 shares of STCX common stock in connection with the acquisition of NBD and PropectsWorks.

  Adjustment to eliminate the existing equity of NBD and ProspectsWorks.

  To record the allocation of the purchase price of NBD and ProspectsWorks to the estimated fair values of assets and liabilities assumed.

  To record the issuance of 7,000,000 shares of STCX common stock in connection with the acquisition of SalesWare.

  Adjustment to eliminate the existing equity of Salesware.

  To record the allocation of the purchase price of Salesware to the estimated fair values of assets and liabilities assumed.

  To record the issuance of 3,000,000 shares of STCX common stock in connection with the acquisition of CRM's assets and liabilities.

  To record the allocation of the purchase prices of CRM to the estimated fair values of assets and liabilities assumed.

  To adjust retroactively to reflect the reverse split of 1 for 35 shares of common stock in connection with the acquisition.

  To reflect income taxes on a pro forma basis assuming the transaction took place at the beginning of the period presented and SalesWare was a C corporation in 2003.

  To reflect amortization expense related to the intangible assets identified from the acquisitions.

NOTE 3 - PRO FORMA NET (LOSS) PER COMMON SHARE

The unaudited pro forma basic and diluted net (loss) per share are based on the weighted average number of shares of STCX common stock outstanding during each period and the number of shares of STCX common stock to be issued in connection with the acquisitions.